As of 09/30/2011

Sec ID
05544UAA3
Port ID
MW20
Cusip
05544UAA3
Sec Type Code
025N
Sec Type Name
CMO 25 DAY DELAY
Sec Name - Long
BHN I MORTGAGE FUND, SERIES 1997-2, CLASS A1
Default Flag
Y
Default Date
02/01/2008
Amort Cost Base
13,406.23


Sec ID
05544UAC9
Port ID
MW20
Cusip
05544UAC9
Sec Type Code
020N
Sec Type Name
CMO 0 DAY DELAY
Sec Name - Long
BHN I MORTGAGE FUND, SERIES 1997-2, CLASS A2
Default Flag
Y
Default Date
02/01/2008
Amort Cost Base
2,413.61


Sec ID
68383KAB5
Port ID
MW50
Cusip
68383KAB5
Sec Type Code
712N
Sec Type Name
CANADA BOND
Sec Name - Long
OPTI CANADA, INC.
Default Flag
Y
Default Date
06/15/2011
Amort Cost Base
6,857,909.04


Sec ID
68383KAD1
Port ID
MW50
Cusip
68383KAD1
Sec Type Code
712N
Sec Type Name
CANADA BOND
Sec Name - Long
OPTI CANADA, INC.
Default Flag
Y
Default Date
06/15/2011
Amort Cost Base
9,452,198.82


Sec ID
68383KAD1
Port ID
MW20
Cusip
68383KAD1
Sec Type Code
712N
Sec Type Name
CANADA BOND
Sec Name - Long
OPTI CANADA, INC.
Default Flag
Y
Default Date
06/15/2011
Amort Cost Base
750,000.00


Sec ID
68383KAD1
Port ID
MW10
Cusip
68383KAD1
Sec Type Code
712N
Sec Type Name
CANADA BOND
Sec Name - Long
OPTI CANADA, INC.
Default Flag
Y
Default Date
06/15/2011
Amort Cost Base
250,000.00